SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
October 17, 2003

TRACTOR SUPPLY COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-23314	13-3139732

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 Plus Park Boulevard, Nashville, Tennessee	37217

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (615) 366-4600

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EX-99.1 PRESENTATION 10/17/03

Item 7. Financial Statements and Exhibits

     (a) Exhibits

99.1	Presentation dated October 17, 2003.

Item 9. Regulation FD Disclosure

On October 17, 2003, senior management of Tractor Supply Company presented the presentation materials furnished as Exhibit 99.1 of this Current Report to a group of investors. This information is being provided pursuant to Item 12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRACTOR SUPPLY COMPANY

Date:	October 21, 2003	By:	/s/ Calvin B. Massmann

Calvin B. Massmann Senior Vice President- Chief Financial Officer and Treasurer (Duly Authorized Officer and Principal Financial Officer)